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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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          Kansas                     1-04721                    48-0457967
 (State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


      2001 Edmund Halley Drive, Reston, Virginia            20191
       (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 28, 2008, William H. Swanson sent a letter to James H. Hance, Jr., the Chairman of the Board of Directors of Sprint Nextel Corporation ("Sprint Nextel"), stating that, for personal reasons, he has decided not to stand for re-election at the next annual meeting of stockholders to be held May 13, 2008. In his letter, Mr. Swanson conveyed to the members of the Sprint Nextel Board his best regards and appreciation for the opportunity to have served with them.

(d) On February 11, 2008, the Board of Directors of Sprint Nextel appointed a new independent director, Ralph V. Whitworth.

The Board appointed Mr. Whitworth to serve on both the Human Capital & Compensation and Finance Committees.

A copy of the press release issued by Sprint Nextel on February 12, 2008 announcing the appointment of Mr. Whitworth is included as Exhibit 99.1 to this report and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed with this report:

Exhibit No.          Description

99.1 Press Release Announcing Appointment of Ralph Whitworth to Its Board of Directors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPRINT NEXTEL CORPORATION



Date: February 12, 2008                    /s/ Leonard J. Kennedy
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                                     By:   Leonard J. Kennedy
                                           General Counsel


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                                  EXHIBIT INDEX


Number         Exhibit

99.1 Press Release Announcing Appointment of Ralph Whitworth to Its Board of Directors